SECOND AMENDMENT TO PARTICIPATION AGREEMENT

THIS SECOND AMENDMENT TO PARTICIPATION AGREEMENT is made as ofthis 25th day of February 2008 , among FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("FGWL&A"), NATIONWIDE VARIABLE INSURANCE TRUST ("Fund"), NATIONWIDE FUND ADVISORS ("Adviser"), AND NATIONWIDE FUND DISTRIBUTORS LLC ("Distributor") collectively the Parties. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, FGWL&A, Fund, Underwriter, and Adviser are parties to a Participation Agreement dated June 2, 2003, as amended (the "Agreement"); and

WHEREAS, the Parties to the Agreement desire to add an additional contact; and

WHEREAS, The Parties desire and agree to amend the Agreement by deleting Schedule

A of the Agreement and replacing it with the revised Schedule A attached hereto.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein , the Parties hereby amend the Agreement as follows:

1. Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to thi Amendment.

[Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties have executed the Amendment as of the 25th day of February 2008.
FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:	/s/ Chris Bergeron
Name:	Chris Bergeron
Title:	Vice President
Date:	3/05/08

NATIONWIDE VARIABLE INSURANCE TRUST

By its authorized officer,

By:	/s/ Lee T. Cummings
Name:	Lee T. Cummings
Title:	Assistant Secretary
Date:	2/25/08

NATIONWIDE FUND ADVISERS

By its authorized officer,

By:	/s/ Lee T. Cummings
Name:	Lee T. Cummings
Title:	Senior Vice President
Date:	2/25/08

NATIONWIDE FUND DISTRIBUTORS LLC

By its authorized officer,

By:	/s/ Lee T. Cummings
Name:	Lee T. Cummings
Title:	Principal
Date:	2/25/08

SCHEDULE A

Contracts	Form Numbers
Charles Schwab & Co., Inc. (Schwab Select)	J434NY
Charles Schwab & Co., Inc. (Schwab OneSource)	J444NY

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